UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

VERONA PHARMA PLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Verona Pharma Employee Town Hall with Merck Thursday, July 10, 2025

Forward - looking statement of Merck & Co., Inc. This presentation of Merck & Co., Inc., Rahway, N.J., USA (the “company”) includes “forward - looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are base d upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. There can be no guarantees with respect to pipeline candidates that the candidates will receive the necessary regulatory appr ova ls or that they will prove to be commercially successful. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward - looking statements. Risks and uncertainties include but are not limited to, general industry conditions and competition; general economic factors , including interest rate and currency exchange rate fluctuations; the impact of pharmaceutical industry regulation and health car e legislation in the United States and internationally; global trends toward health care cost containment; technological advanc es, new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict future market conditions; manufacturing difficulties or delays; financi al instability of international economies and sovereign risk; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions. The company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forw ard - looking statements can be found in the company’s Annual Report on Form 10 - K for the year ended December 31, 2024 and the company’s other filings with the Securities and Exchange Commission (SEC) available at the SEC’s Internet site ( www.sec.gov ). 2

Additional information and where to find i t In connection with the proposed transaction between Verona Pharma and Merck, Verona Pharma will file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A. Additionally, Verona Pharma may file other relevant materials with the SEC in connection with the proposed transaction. Investors and securityholders of Verona Pharma are urged to read th e proxy statement (which will include an explanatory statement in respect of the Scheme of Arrangement of Verona Pharma, in accordance with the requirements of the U.K. Companies Act 2006) and any other relevant materials filed or that will be filed wi th the SEC, as well as any amendments or supplements to these materials and documents incorporated by reference therein, careful ly and in their entirety when they become available because they contain or will contain important information about the propose d transaction and related matters. The definitive version of the proxy statement will be mailed or otherwise made available to Ver ona Pharma’s securityholders. Investors and securityholders will be able to obtain a copy of the proxy statement (when it is avai lab le) as well as other filings containing information about the proposed transaction that are filed by Verona Pharma or Merck with the SE C, free of charge on EDGAR at www.sec.gov , on the investor relations page of Verona Pharma’s website at www.veronapharma.com/investors , by contacting Verona Pharma’s investor relations department at IR@veronapharma.com , or on Merck’s website at www.merck.com . 3

Participants in the solicitation Verona Pharma, Merck and certain of their directors and executive officers may be deemed to be participants in the solicitati on of proxies from the shareholders of Verona Pharma in connection with the proposed transaction. Information about Verona Pharma’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, will be included in the proxy statement (when available). You may also find additional information about Verona Pharma’s directors and executive officers in Verona Pharma’s proxy statement for its 2025 Annual General Meeting filed on March 18, 2025 and Verona Pharma’s other filings with the SEC available at the SEC’s Internet site ( www.sec.gov ) , including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Information about Merck and its directors and executive offic ers can be found in Merck’s proxy statement filed on April 9, 2025 and Merck’s other filings with the SEC available at the SEC’s Int ernet site ( www.sec.gov ), including any statements of beneficial ownership on Form 3 or Form 4 filed with the SEC after such proxy statement. Verona Pharma shareholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of Verona Ph arm a directors and executive officers in the proposed transaction, which may be different than those of Verona Pharma shareholders generally, by reading the proxy statement and any other relevant documents that are filed or will be filed with the SEC relat ing to the proposed transaction. You may obtain free copies of these document using the sources indicated above. 4

Today’s agenda 5 Welcome Overview of Merck Building on your scientific success Coming together for patients Next steps

6 6 Welcome David Zaccardelli, President and CEO Verona Pharma

7 7 Overview of Merck Rob Davis, Chairman and CEO

We are unified around Our Purpose We use the power of leading - edge science to save and improve lives around the world “W e try never to forget that medicine is for the people. It is not for the profits. The profits follow, and if we have remembered that, they have never failed to appear. " – George Merck We are unified around Our Purpose

9 9 Building on your scientific success Dean Li, President, Merck Research Laboratories

Together, we will address significant unmet need in COPD 10 Clinical studies provide strong clinical validation for Ohtuvayre as a highly effective treatment for patients with moderate to severe symptomatic COPD Committed to finding the best external science to complement our internal innovation and enhance our presence and expertise in cardio - pulmonology +

11 11 Coming together for patients Jannie Oosthuizen, President, Human Health U.S.

18 Significant opportunity to benefit patients with COPD 1,2 1. Chen, et al., Int J Chron Obstruct Pulmon Dis. 2018;13:1365 - 1376 2. Phreesia COPD Patient Perceptions Survey 3. Verona Pharma estimates ~8.6M Maintenance Treated COPD Patients 3 ~50% Persistently Symptomatic COPD Patients Regardless of Therapy 2 Launch Focus ~4.3M Persistently Symptomatic Patients

13 13 Next steps Rob Davis, Chairman and CEO

How we’ll work together 14 We are looking forward to working with you We look forward to welcoming the talented Verona Pharma team to Merck. Each of you are critical to maintaining commercial and pipeline momentum. We’ll continue to share along the way We commit to providing updates and information in a timely and transparent manner, including details about our retention program. Specific planning is still underway. Any updates you receive regarding the transaction will come from the executive team at Verona Pharma. It is business as usual at Verona Pharma and Merck until the transaction closes The most important thing you can do is remain focused on your day - to - day responsibilities. Closing is subject to conditions , including Hart - Scott - Rodino Antitrust Improvements Act approval, approval by Verona Pharma shareholders and sanction by the High Court of Justice of England and Wales.

Thank you!